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                                THE HERITAGE WEST
                              PREFERRED SECURITIES
                                   INCOME FUND










                                  ANNUAL REPORT

                                  MAY 31, 2000

               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND

Dear Shareholders:

     As Advisor to The Heritage West Preferred Securities Income Fund, it is my pleasure to provide shareholders with a review of the Fund and its performance during its second year of operation beginning June 1, 1999 and ending May 31, 2000. This period was noteworthy for the entire fixed income marketplace as it felt the effects of six consecutive moves on the part of the Federal Reserve to slow the economy by raising interest rates. Some of the effect was masked by the fact that due to large federal budget surpluses, the Treasury Department was not only curtailing the issuance of new 30-year bonds, but had actually begun buying back the bonds in the open market. These factors, plus an ever more volatile market for common stocks, left investors feeling less than certain about their investment allocations to cash, stocks and bonds. The net effect of all this uncertainty was an unprecedented drop in the fall of 1999 in the values of virtually all fixed income instruments and preferred securities in particular. Because preferred stocks are exchange traded (mostly on the NYSE), pricing is determined by simple supply and demand. With most institutional buyers on the sidelines concerned about additional rate hikes--and sellers wanting greater liquidity of their portfolios--the supply demand equation became unbalanced and preferred prices moved sharply lower.

     Declining share prices are, of course, troublesome to all investors, but particularly so for managers of income funds. Since the Funds primary objective is to seek a high rate of current income, it was the Portfolio Manager's decision to allocate the Fund's assets to a more static roster of preferred securities with the highest income consistent with an emphasis on investment grade issues (those rated BBB, A, AA and AAA by Standard and Poors). As you will see in the following financial data, the Fund's total return net of expenses (but not including sales charges) was a negative 5.93% and paid return of capital distributions of .25 per share for the fiscal year ended May 31, 2000.

     Although the absolute performance for the period was negative, the performance relative to most other fixed income securities was superior. Also, during the last few months of the Fund's fiscal year, meaning March, April and May 2000, the preferred securities marketplace began to anticipate relative stability in the Federal Reserve Board's policy toward interest rates. This began to push preferred stock prices higher. With this, the Fund's Advisor was able to resume its strategy of dividend captures with an increasing percentage of its assets. The Advisor now believes that the current economic climate will be significantly more favorable for the utilization of preferred securities to generate a higher level of income.

     Thank you for your continued support of the Fund.

Sincerely,

/s/ Craig O. Jolly

Craig O. Jolly
Portfolio Manager

Performance figures of the Fund and indexes referenced represent past performance and are not indicative of future performance of the Fund or the indexes. Share value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original investment. The Fund is distributed by Heritage West Securities, Inc.

               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND

                           THE HERITAGE WEST PREFERRED
                             SECURITIES INCOME FUND

          Comparison of the change in value of a $10,000 investment in
            The Heritage West Preferred Securities Income Fund versus
                  the Merrill Lynch Perpetual Preferred Index.

                         Average Annual Total Return(1)

                      One year....................(10.16%)
                      Since inception (6/24/98)... (1.72%)


                                     The Heritage West           Merrill Lynch
                                    Preferred Securities           Perpetual
                                        Income Fund             Preferred Index
                                        -----------             ---------------
24-Jun-98                                 $10,000                   $10,000
31-Aug-98                                 $ 9,400                   $ 9,958
30-Nov-98                                 $ 9,705                   $10,159
28-Feb-99                                 $10,061                   $10,186
31-May-99                                 $10,278                   $10,075
31-Aug-99                                 $10,150                   $ 9,916
30-Nov-99                                 $ 9,544                   $ 9,866
29-Feb-00                                 $ 9,504                   $ 9,678
31-May-00                                 $ 9,669                   $10,030

(1) Average anual total return represents the average change in account value over the periods indicated.

Returns shown for the Fund reflect the effect of the maximum sales load of 4.5%. Prior to September 1, 1999, shares were offered at a lower initial sales load. Thus, the actual total returns would have been higher.

Past performance is not predictive of future performance.

The Merrill Lynch Perpetual Preferred Index is a market capitalization weighted index that includes perpetual-payment preferred issues. Quality range is BBB3 - AAA based on composite Moody and S&P ratings. Issues must have at least $30 million in shares outstanding at the end of each month. Both dividend and price return are calculated daily based on an accrued schedule and exchange pricing. Prices are taken at approximately 3 pm E.T. The Index is not available for direct investment and does not incur expenses.

2
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               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND


SCHEDULE OF INVESTMENTS AT MAY 31, 2000
--------------------------------------------------------------------------------
Shares   PREFERRED SECURITIES: 93.97%                               Market Value
--------------------------------------------------------------------------------

         AUTOMOTIVE - DIVERSIFIED: 0.96%
 2,000   Ford Motor Company Series B Cumulative Depositary Shares   $    52,250
                                                                    -----------
         BANKING - DIVERSIFIED: 10.33%
 5,000   California Federal Preferred Capital Corporation
           Class A...............................................       107,813
 5,000   Nationsbank Capital Trust - 7.84% Preferred Securities
           due 12/31/26..........................................       113,125
 7,000   The Bank of New York Company, Inc. Capital Trust
           III - 7.05% Preferred Securities due 3/1/28...........       147,438
 7,600   The Chase Manhattan Corporation Preferred Securities....       194,750
                                                                    -----------
                                                                        563,126
                                                                    -----------
         BANKING - SPECIALTY - INTERNATIONAL FINANCIAL
           SERVICES: 4.68%
10,000   Barclays Bank PLC, Series D American Depositary Receipt        255,000
                                                                    -----------
         ENTERTAINMENT - SPECIALTY - TV & RADIO PROGRAMMING: 1.45%
 3,000   Sinclair Broadcast Group, Incorporated - 6.00%
           Convertible Perpetual Preferred.......................        79,125
                                                                    -----------
         ENTERTAINMENT - SPECIALTY - TV PRODUCTION, PROGRAMMING,
           BROADCASTING: 1.12%
 3,000   Carlton Communications PLC - 8.00% Preferred Securities         61,313
                                                                    -----------
         FINANCIAL SERVICES - DIVERSIFIED: 3.41%
 3,700   Citicorp - 8.40% Cumulative Preferred Securities........        95,506
 1,000   Hartford Capital Trust II - 8.35% Quarterly Income
           Preferred Securities due 10/30/26.....................        23,688
 3,000   ITT Hartford Group, Incorporated Capital Trust I - 7.70%
           Quarterly Income Preferred Securities due 2/28/16.....        66,938
                                                                    -----------
                                                                        186,132
                                                                    -----------
         FINANCIAL SERVICES - SPECIALTY - SECURITIES BROKERAGE: 8.26%
 5,000   Merrill Lynch & Company, Incorporated Capital Trust
           IV - 7.12% Trust Originated Preferred Securities......       105,937
 7,000   Morgan Stanley Dean Witter Capital Trust - 7.10%
           Preferred Securities due 2/28/38......................       145,688

                                                                               3
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               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND


SCHEDULE OF INVESTMENTS AT MAY 31, 2000, CONTINUED
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

         FINANCIAL SERVICES - SPECIALTY - SECURITIES BROKERAGE, CONTINUED
 3,900   National Rural Utilities Cooperative Finance
           Corporation - 7.65% Quarterly Income Capital
           Securities due 9/15/46................................   $    84,581
 5,000   National Rural Utilities Cooperative Finance
           Corporation - 8.00% Quarterly Income Capital
           Securities due 12/31/45...............................       113,750
                                                                    -----------
                                                                        449,956
                                                                    -----------
         FOOD - DIVERSIFIED: 7.97%
10,600   ConAgra Capital LC - Series B Cumulative Preferred
           Securities due 6/30/43................................       178,875
10,000   Grand Metropolitan PLC - 9.42% Preferred Securities.....       255,625
                                                                    -----------
                                                                        434,500
                                                                    -----------
         FOOD - SPECIALTY - FAST FOOD: 2.11%
 5,000   McDonalds Corporation - 7.50% Subordinated Deferrable
           Interest Debentures due 1/2/37........................       115,000
                                                                    -----------
         INSURANCE - DIVERSIFIED: 6.30%
 9,000   Acceptance Insurance Company, Inc. Capital Trust - 9.00%
           Preferred Securities due 9/30/27......................       106,313
 9,700   Allstate Financial Corp. - 7.95% Series A Quarterly
           Income Preferred Securities due 12/31/26..............       223,100
   600   Travelers Aetna Property Casualty Capital Trust II -
           8.00% Preferred Securities due 5/15/36................        13,650
                                                                    -----------
                                                                        343,063
                                                                    -----------
         INSURANCE - SPECIALTY - LONG TERM DISABILITY: 2.09%
 5,000   UNUM Corporation - 8.80% Series A Monthly Income Debt
           Securities............................................       114,062
                                                                    -----------
         INSURANCE - SPECIALTY - MUNICIPAL BOND: 5.67%
10,000   Ambac Financial Group, Inc. - 7.08% Debentures due
           3/31/2098.............................................       211,875
 4,500   Financial Security Assurance - 7.38% Preferred
           Securities due 9/30/2097..............................        97,031
                                                                    -----------
                                                                        308,906
                                                                    -----------

4
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               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND


SCHEDULE OF INVESTMENTS AT MAY 31, 2000, CONTINUED
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

         REAL ESTATE - DIVERSIFIED: 2.94%
 7,000   Associates Estates Realty Corp. - 9.75% Depositary
           Shares................................................   $   120,750
 2,000   Colonial Properties Trust - 8.75% Preferred Securities..        39,375
                                                                    -----------
                                                                        160,125
                                                                    -----------
         REAL ESTATE - SPECIALTY - APARTMENTS: 0.99%
 2,700   United Dominion Realty Trust, Inc - 8.60% Series B
           Cumulative Redeemable Preferred Securities............        53,831
                                                                    -----------
         REAL ESTATE - SPECIALTY - HEALTH CARE: 4.28%
15,100   G&L Realty Corporation - 10.25% Series A Preferred
           Securities............................................       230,275
   200   Omega Healthcare Investors, Incorporated - Series A
           Preferred Securities..................................         2,963
                                                                    -----------
                                                                        233,238
                                                                    -----------
         REAL ESTATE - SPECIALTY - INDUSTRIAL, OFFICE: 1.83%
 5,000   Liberty Property Trust - Series A Cumulative Preferred
           Securities............................................       100,000
                                                                    -----------
         REAL ESTATE - SPECIALTY - MOTEL: 6.44%
 6,000   Cendant Corporation - 7.50% Convertible Preferred Income
           PRIDES................................................       124,875
13,950   Equity Inns, Inc. - 9.50% Series A Cumulative Preferred
           Securities............................................       225,816
                                                                    -----------
                                                                        350,691
                                                                    -----------
         RETAIL - GENERAL MERCHANDISE: 1.49%
 5,000   Dillards Capital Trust I - 7.50% Preferred Securities
           due 8/1/38............................................        80,938
                                                                    -----------
         TELECOMMUNICATIONS - DIVERSIFIED: 0.73%
 1,800   Pacific Telesis Financing I - 7.56% Trust Originated
           Preferred Securities..................................        40,050
                                                                    -----------
         UTILITY - DIVERSIFIED: 5.61%
 1,000   Duke Capital Financing Trust II - 7.38% Cumulative
           Quarterly Income Preferred Securities due 3/31/38.....        22,250
 8,000   Duke Energy Capital Trust I - 7.20% Cumulative Quarterly
           Income Preferred Securities due 9/30/37...............       172,500
 5,000   Northern States Power Financial Trust I - 7.88% Trust
           Originated Preferred Securities due 1/31/37...........       110,937
                                                                    -----------
                                                                        305,687
                                                                    -----------

                                                                               5
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               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND


SCHEDULE OF INVESTMENTS AT MAY 31, 2000, CONTINUED
--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

         UTILITY - SPECIALTY - ELECTRIC: 15.31%
 2,900   Alabama Power Co. - 7.00% Senior Notes due 3/31/48......   $    58,725
 5,500   Alabama Power Co. - 7.00% Series B due 12/31/47.........       113,092
 4,700   Consolidated Edison Company of New York - 7.75%
           Quarterly Income Capital Securities due 3/31/31.......       106,337
 4,800   Potomac Electric Power Company - 7.38% Trust Originated
           Preferred Securities due 6/1/38.......................       103,800
   100   Southern California Edison Company - 4.78% Series
           Cumulative Preferred..................................         1,450
15,000   Southern Company Capital Trust IV - 7.13% Trust
           Originated Preferred Securities due 6/30/28...........       305,625
 7,000   Virginia Electric and  Power Company - 7.15% Series A
           due 6/30/28...........................................       145,250
                                                                    -----------
                                                                        834,279
                                                                    -----------
         Total Preferred Securities (Cost $5,969,241): 93.97%....     5,121,272
         Other Assets less Liabilities: 6.03%....................       328,378
                                                                    -----------
         Total Net Assets: 100.00%...............................   $ 5,449,650
                                                                    ===========

At May 31, 2000, the cost of securities for Federal tax purposes was $5,985,625. Gross unrealized depreciation of securities is $864,353.

See Notes to Financial Statements.

6
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               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND


STATEMENT OF ASSETS AND LIABILITIES AT MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS:
  Investments in securities, at value
    (identified cost $5,969,241).................................   $ 5,121,272
  Cash...........................................................        47,842
  Receivables
    Receivables for securities sold..............................       325,439
    Due from affiliates..........................................        13,036
    Dividends and interest.......................................        33,807
  Deferred Organization Cost.....................................        21,421
  Prepaid expenses ..............................................        20,430
                                                                    -----------
      Total assets...............................................     5,583,247
                                                                    -----------
LIABILITIES
  Payables
  Payable for cap shares redeemed................................        92,461
  Administration Fees............................................         2,393
  Accrued Expenses...............................................        38,743
                                                                    -----------
      Total liabilities..........................................       133,597
                                                                    -----------

NET ASSETS.......................................................   $ 5,449,650
                                                                    ===========

Net asset value per share* ($5,449,650 / 529,135 shares
  outstanding; unlimited number of shares [par value $0.01]
  authorized)....................................................   $     10.30
                                                                    ===========

OFFERING PRICE PER SHARE ($10.30/.955)...........................   $     10.79
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital................................................   $ 6,402,792
  Accumulated net realized loss on investments...................      (105,173)
  Net unrealized depreciation on investments ....................      (847,969)
                                                                    -----------
      Net assets.................................................   $ 5,449,650
                                                                    ===========

* Redemption price per share is equal to net asset value per share less 1% redemption fee on shares held less than one year.

See Notes to Financial Statements.

                                                                               7
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               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends (Net of tax withheld of $2,156)....................   $   582,496
                                                                    -----------
  Expenses
    Advisory fees (Note 3).......................................        63,602
    Administration fees (Note 3).................................        30,082
    Custodian and fund accounting fees...........................        17,547
    Professional fees............................................        29,304
    Transfer agent fees..........................................        14,045
    Registration fees............................................        11,792
    Reports to shareholders......................................         7,020
    Amortization of deferred organization costs..................         7,020
    Trustees' fees...............................................         2,916
    Other .......................................................         4,011
    Insurance expense............................................         1,790
                                                                    -----------
      Total expenses.............................................       189,129
      Less, advisory fee waiver and absorption (Note 3)..........       (63,796)
                                                                    -----------
      Net expenses...............................................       125,333
                                                                    -----------
        Net investment income....................................       457,163
                                                                    -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized loss from security transactions...................      (103,813)
  Net change in unrealized depreciation on investments...........      (778,493)
                                                                    -----------
    Net realized and unrealized loss on investments..............      (882,306)
                                                                    -----------
        NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS.....   $  (425,143)
                                                                    ===========

See Notes to Financial Statements.

8
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               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND


STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------
                                                                                 Year          June 24, 1998*
                                                                                 ended            through
                                                                              May 31, 2000      May 31, 1999
-------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ..................................................    $  457,163         $  299,373
  Net realized (loss) / gain from security transactions...................      (103,813)           144,221
  Net change in unrealized depreciation on investments....................      (778,493)           (69,476)
                                                                              ----------         ----------
    NET INCREASE / (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.....      (425,143)           374,118
                                                                              ----------         ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income...................................................      (545,575)          (347,323)
  Return of capital.......................................................      (156,071)                --
                                                                              ----------         ----------
    Total dividends and distributions to shareholders.....................      (701,646)          (347,323)
                                                                              ----------         ----------

TRANSACTIONS IN SHARES BENEFICIAL INTEREST
  Net increase in net assets derived from net change
     in outstanding shares (a)............................................       326,637          6,223,007
                                                                              ----------         ----------
    TOTAL (DECREASE) / INCREASE IN NET ASSETS.............................      (800,152)         6,249,802
                                                                              ----------         ----------
NET ASSETS
Beginning of period.......................................................     6,249,802                 --
                                                                              ----------         ----------
End of period.............................................................    $5,449,650         $6,249,802
                                                                              ==========         ==========

(a) A summary of shares transactions is as follows:

                                                           Year                  June 24, 1998*
                                                           ended                    through
                                                        May 31, 2000              May 31, 1999
                                                   ----------------------    ----------------------
                                                    Shares       Value        Shares       Value
                                                   --------    ----------    --------    ----------
Shares sold .....................................   101,690    $1,200,366     509,573    $6,200,974
                                                   --------    ----------    --------    ----------
Shares issued in reinvestment of distributions...    35,931       394,739      15,635       188,948
Shares redeemed..................................  (120,002)   (1,268,468)    (13,692)     (166,915)
                                                   --------    ----------    --------    ----------
Net increase.....................................    17,619    $  326,637     511,516    $6,223,007
                                                   ========    ==========    ========    ==========

* Commencement of operations.

See Notes to Financial Statements.

                                                                               9
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               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
------------------------------------------------------------------------------------------------
                                                                    Year          June 24, 1998*
                                                                   ended             through
                                                                May 31, 2000       May 31, 1999
------------------------------------------------------------------------------------------------
Net asset value, beginning of period..........................     $12.22             $12.25
                                                                   ------             ------
Income from investment operations:
  Net investment income.......................................       0.76               0.83
  Net realized and unrealized gain/(loss) on investments......      (1.46)              0.06
                                                                   ------             ------
    Total from investment operations..........................      (0.70)              0.89
                                                                   ------             ------
Less dividends and distributions from:
  Net investment income.......................................      (0.97)             (0.92)
  Return of capital...........................................      (0.25)              -
                                                                   ------             ------
  Total distributions.........................................      (1.22)             (0.92)
                                                                   ------             ------
Net asset value, end of period................................     $10.30             $12.22
                                                                   ======             ======

Total return (does not include sales load)....................      (5.93)%             7.63%+

Ratios/supplemental data:
Net assets, end of period (thousands).........................     $5,449             $6,250

Ratio of expenses to average net assets:
  Before expense reimbursement................................       2.98%              3.82%++
  After expense reimbursement.................................       1.97%              1.98%++

Ratio of net investment income to average net assets:
  After expense reimbursement.................................       7.19%              7.48%++

Portfolio turnover rate.......................................      63.36%            253.59%

*  Commencement of operations.
+  Not annualized.
++ Annualized.

See Notes to Financial Statements.

10
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               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND


NOTES TO FINANCIAL STATEMENTS AT MAY 31, 2000
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Heritage West Preferred Securities Income Fund (the "Fund") (formerly The Heritage West Dividend Capture Income Fund) is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on June 24, 1998. The investment objective of the Fund is to achieve a high rate of current income. The Fund attempts to achieve this objective by buying and selling preferred securities for the Fund's portfolio in order to realize a high level of current income.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions which exceed net realized gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net realized gains and are primarily due to differing treatments for wash sales and realized losses subsequent to October 31 on sale of securities. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $35,000 in connection with their organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

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               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND


NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended May 31, 2000, Heritage West Advisors, LLC (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. For the year ended May 31, 2000, the Fund incurred $63,602 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 2.00% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursed is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended May 31, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $63,796; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $137,554 for the Fund at May 31, 2000.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                          Fee rate
     ----------------                          --------
     Less than $15 million                     $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                    0.05% of average daily net assets

               THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND

--------------------------------------------------------------------------------

     Heritage West Securities, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Advisor and received commissions on the sale of Fund shares of $2,172 and received brokerage commissions of $5,803 on Fund portfolio transactions.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended May 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $4,748,613 and $3,729,280, respectively.

NOTE 5 - INCOME TAXES

     At May 31, 2000, the Fund has differed capital losses occurring subsequent to October 31, 1999 of $78,753. For tax purposes such losses will be reflected in the year ending May 31, 2001. Net realized capital losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales. At May 31, 2000, the Fund had tax basis losses of $10,035 which may be carried over to offset future capital gains. Such losses expire May 31, 2008.

                        REPORT OF INDEPENDENT ACCOUNTANTS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE HERITAGE WEST PREFERRED SECURITIES INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Heritage West Preferred Securities Income Fund, series of Advisor Series Trust (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended May 31, 1999, were audited by other independent accountants whose report dated July 9, 1999 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP

New York, New York
September 5, 2000

                                     ADVISOR
                           Heritage West Advisors, LLC
                            3550 North Central Avenue
                                   Suite 1800
                             Phoenix, Arizona 85012

                                   DISTRIBUTOR
                         Heritage West Securities, Inc.
                            3550 North Central Avenue
                                   Suite 1800
                             Phoenix, Arizona 85012

                                 TRANSFER AGENT
                             ICA Fund Services Corp.
                      4455 East Camelback Road, Suite 261E
                                Phoenix, AZ 85018

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                              345 California Street
                         San Francisco, California 94104

                                     AUDITOR
                           PricewaterhouseCoopers, LLP
                           1177 Avenue of the Americas
                               New York, NY 10036

                               [UNITY FUND LOGO]



















                                  ANNUAL REPORT

                               FOR THE YEAR ENDED
                                  MAY 31, 2000

                                   UNITY FUND


May 31, 2000

Dear Shareholder:

As your mutual fund steadily develops a track record--now about two years--we are pleased to keep you updated on its performance. From its opening on June 29, 1998 through May 31, 2000, the Unity Fund returned 1.36% per year before sales charges (down 0.50% per year after sales charges).

Despite the record performances of many of the stock market indexes over the last few years, the fact is, not all stocks--and certainly not all styles of investing (e.g., "growth" and "value" investing)--have been as profitable as the indexes would indicate. Specifically, the S&P 500 index just completed its unprecedented sixth straight year in which its "growth" stocks (measured by the S&P/Barra Growth subindex) outperformed its "value" stocks (measured by the S&P/Barra Value subindex). Even among the "growth" names, though, a significant portion of the returns came from just a few very large companies such as Microsoft and Cisco.

What are investors, particularly "value" investors, to do in light of the unusual stock market environment? Simply, take advantage of the opportunity it presents. Remember that long-term equity returns come only from the actual earnings of companies one invests in, as opposed to those earnings one projects or hopes will occur. The profitable, financially strong companies we have purchased on your behalf have grown tremendously on an internal basis, while their market prices have increased only modestly. This has given us a rare opportunity to buy these stocks at "fire sale" prices relative to what we believe are their true values. Consequently, their potential for strong future outperformance has never been better.

As your fund manager, we remain committed to investing based on fundamental facts. You can rest assured that we will not risk your money chasing the latest "hot" stock simply because its price is increasing quickly. We appreciate your continuing confidence in our investment program and promise you our best effort.

Cordially,

/s/ Gregory M. St. Etienne

Gregory M. St. Etienne
Advisor

                                   UNITY FUND


                            THE UNITY FUND - CLASS A

 Comparison of the change in value of a $10,000 investment in The Unity Fund -
  Class A versus the S&P 500 Composite Stock Price Index(1), the S&P 500 Barra
          Value Index(2) and the Lipper Large-Cap Value Fund Index(3).

                         Average Annual Total Return(4)

                   1 Year.......................... (13.55%)
                   Since Inception (6/29/98) ......  (0.51%)


                                  S & P 500           Lipper        S & P 500
              The Unity Fund   Composite Stock   Large-Cap Value      Barra
                  Class A        Price Index        Fund Index     Value Index
                  -------        -----------        ----------     -----------
29-Jun-98         $10,000          $10,000            $10,000        $10,000
31-Aug-98          $8,234           $8,465             $8,486         $8,210
30-Nov-98          $9,904          $10,330            $10,096         $9,880
28-Feb-99          $9,538          $11,026            $10,416        $10,209
31-May-99         $11,057          $11,626            $11,171        $11,223
31-Aug-99         $10,728          $11,830            $11,126        $11,359
30-Nov-99         $10,254          $12,487            $11,269        $11,292
29-Feb-00          $8,670          $12,316            $10,657        $10,587
31-May-00          $9,905          $12,137            $11,512        $10,619

Returns shown reflect the effect of the maximum sales load of 3.50%.

Past performance does not predict future performance.

(1)  The   S&P  500   Composite   Stock   Price   Index   is  a   broad   market
     capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

(2) The S&P 500 Barra Value Index is an unmanaged capitalization-weighted index that contains approximately 50% of the stocks in the S&P 500 with lower price-to-book ratios.

(3) The Lipper Large-Cap Value Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) or greater than 300% of the dollar-weighted median market capitalization of the S&P Mid-Cap 400 Index. The funds in this index have a similar investment objective as the Unity Fund.

(4) Average annual total return represents the average change in account value over the periods indicated.

                                   UNITY FUND


SCHEDULE OF INVESTMENTS AT MAY 31, 2000
--------------------------------------------------------------------------------
Shares     COMMON STOCKS: 97.47%                                    Market Value
--------------------------------------------------------------------------------

           AEROSPACE/DEFENSE: 3.77%
  1,200    General Dynamics Corporation...........................  $    70,875
                                                                    -----------
           AUTOMOBILES: 4.51%
  1,200    General Motors Corporation.............................       84,750
                                                                    -----------
           BANKS - MONEY CENTER: 4.79%
    700    J.P. Morgan & Co., Incorporated........................       90,125
                                                                    -----------
           CHEMICALS: 6.64%
  1,238    E. I. du Pont de Nemours and Company...................       60,662
    600    The Dow Chemical Company...............................       64,238
                                                                    -----------
                                                                        124,900
                                                                    -----------
           CHEMICALS - SPECIALTY: 2.35%
  1,300    International Flavors & Fragrances, Inc................       44,200
                                                                    -----------
           ELECTRIC COMPANIES: 6.08%
  1,500    American Electric Power Company, Inc...................       53,344
  2,350    The Southern Company...................................       60,953
                                                                    -----------
                                                                        114,297
                                                                    -----------
           ELECTRICAL EQUIPMENT: 6.14%
  1,212    Honeywell, Inc.........................................       66,281
  1,200    Rockwell International Corporation.....................       49,200
                                                                    -----------
                                                                        115,481
                                                                    -----------
           ELECTRONICS - DEFENSE: 2.76%
  2,200    Raytheon Company, Class A..............................       51,838
                                                                    -----------
           INSURANCE - LIFE/HEALTH: 3.07%
    900    American General Corporation...........................       57,656
                                                                    -----------
           INSURANCE - MULTI-LINE: 8.65%
  1,000    CIGNA Corporation......................................       88,813
  1,250    The Hartford Financial Services Group, Inc.............       73,906
                                                                    -----------
                                                                        162,719
                                                                    -----------

                                   UNITY FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

           LEISURE TIME - PRODUCTS: 2.66%
  2,600    Brunswick Corporation..................................  $    50,050
                                                                    -----------
           MACHINERY - DIVERSIFIED: 3.46%
  1,700    Caterpillar Inc........................................       65,025
                                                                    -----------
           MANUFACTURING - DIVERSIFIED: 5.02%
  1,100    Minnesota Mining and Manufacturing Company.............       94,325
                                                                    -----------
           NATURAL GAS: 4.90%
  1,500    The Coastal Corporation................................       92,063
                                                                    -----------
           OIL - INTERNATIONAL INTEGRATED: 3.54%
    800    Exxon Mobil Corporation................................       66,650
                                                                    -----------
           PAPER & FOREST PRODUCTS: 2.22%
  1,200    International Paper Company............................       41,775
                                                                    -----------
           PHOTOGRAPHY/IMAGING: 3.81%
  1,200    Eastman Kodak Company..................................       71,700
                                                                    -----------
           RAILROADS: 5.37%
  2,200    Burlington Northern Inc................................       51,975
  2,750    Norfolk Southern Corporation...........................       48,984
                                                                    -----------
                                                                        100,959
                                                                    -----------
           RETAIL - GENERAL MERCHANDISE: 2.40%
  1,500    The May Department Stores Company......................       45,094
                                                                    -----------
           RETAIL - SPECIALTY/RETAIL: 3.21%
  2,500    The Limited, Inc.......................................       60,313
                                                                    -----------
           TELECOMMUNICATIONS - LONG DISTANCE: 1.11%
    600    AT&T Corp..............................................       20,813
                                                                    -----------

                                   UNITY FUND

--------------------------------------------------------------------------------
Shares                                                              Market Value
--------------------------------------------------------------------------------

           TELEPHONE: 6.57%
  1,100    Bell Atlantic Corporation..............................  $    58,163
  1,500    SBC Communications Inc.................................       65,531
                                                                    -----------
                                                                        123,694
                                                                    -----------
           TOBACCO: 4.44%
  3,200    Philip Morris Companies Inc............................       83,600
                                                                    -----------
           Total Common Stocks (Cost $1,864,076+).................    1,832,902
                                                                    -----------

Principal
 Amount    SHORT-TERM INVESTMENTS: 1.48%
--------------------------------------------------------------------------------

$27,851    Firstar Stellar Treasury Fund (Cost $27,851)...........       27,851
                                                                    -----------
           Total Investments in Securities
             (Cost $1,891,927): 98.95% ...........................    1,860,753
           Other Assets in Excess of Liabilities: 1.05% ..........       19,708
                                                                    -----------
                Total Net Assets: 100.00%.........................  $ 1,880,461
                                                                    ===========

+ At May 31, 2000, the cost of securities for Federal tax purposes was $1,973,174. Gross unrealized appreciation and depreciation of securities is as follows:

           Gross unrealized appreciation..........................  $   120,954
           Gross unrealized depreciation..........................     (233,375)
                                                                    -----------
             Net unrealized depreciation..........................  $  (112,421)
                                                                    ===========

See accompanying Notes to Financial Statements.

                                   UNITY FUND


STATEMENT OF ASSETS AND LIABILITIES AT MAY 31, 2000
--------------------------------------------------------------------------------

ASSETS
  Cash ........................................................     $     2,506
  Investments in securities, at value
    (identified cost $1,891,927) ..............................       1,860,753
  Receivables
    Due from Advisor ..........................................          15,816
    Dividends and interest ....................................           7,170
  Deferred Organization Cost ..................................          24,634
  Prepaid expenses.............................................           5,068
                                                                    -----------
         Total assets..........................................       1,915,947
                                                                    -----------

LIABILITIES
  Payables
   Administration fees.........................................           2,548
   Accrued expenses............................................          32,938
                                                                    -----------
         Total liabilities.....................................          35,486
                                                                    -----------

NET ASSETS ....................................................     $ 1,880,461
                                                                    ===========

CLASS A - NET ASSET VALUE AND REDEMPTION PRICE PER SHARE
  ($1,880,461 / 192,227 shares outstanding;
  unlimited number of shares [par value $0.01] authorized).....     $      9.78
                                                                    ===========

CLASS A - OFFERING PRICE PER SHARE ($9.78 / 0.965) ............     $     10.13
                                                                    ===========

COMPONENTS OF NET ASSETS
  Paid-in capital .............................................     $ 1,910,116
  Undistributed net investment income .........................           6,964
  Accumulated net realized loss on investments ................          (5,445)
  Net unrealized depreciation on investments ..................         (31,174)
                                                                    -----------
         NET ASSETS............................................     $ 1,880,461
                                                                    ===========

See accompanying Notes to Financial Statements.

                                   UNITY FUND


STATEMENT OF OPERATIONS - FOR THE YEAR ENDED MAY 31, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Income
    Dividends ...................................................     $  76,738
    Interest ....................................................         1,726
                                                                      ---------
      Total income ..............................................        78,464
                                                                      ---------
  Expenses
    Advisory fees (Note 3) ......................................        26,342
    Administration fees (Note 3) ................................        30,082
    Custodian and accounting fees ...............................        22,071
    Professional fees ...........................................        20,772
    Distribution fees (Class A) (Note 4) ........................        15,495
    Transfer agent fees .........................................        18,043
    Shareholder servicing fees (Class A) (Note 4) ...............         7,748
    Amortization of deferred organization costs .................         8,023
    Registration fees ...........................................         6,040
    Reports to shareholders .....................................         5,072
    Trustees' fees ..............................................         2,995
    Other .......................................................         2,018
    Insurance expense ...........................................           947
                                                                      ---------
      Total expenses ............................................       165,648
      Less, advisory fee waiver and absorption ..................      (100,604)
                                                                      ---------
      Net expenses ..............................................        65,044
                                                                      ---------
          NET INVESTMENT INCOME..................................        13,420
                                                                      ---------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  Net realized gain from security transactions ..................        11,610
  Net change in unrealized depreciation on investments ..........      (405,954)
                                                                      ---------
      Net realized and unrealized loss on investments............      (394,344)
                                                                      ---------
          NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS...     $(380,924)
                                                                      =========

See accompanying Notes to Financial Statements.

                                   UNITY FUND


STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     Year           June 29, 1998*
                                                                     Ended             through
                                                                 May 31, 2000        May 31, 1999
                                                                 ------------        ------------
(DECREASE) / INCREASE  IN NET ASSETS FROM OPERATIONS
  Net investment income .....................................     $    13,420        $    16,466
  Net realized gain from security transactions ..............          11,610            100,667
  Net change in unrealized (depreciation)/appreciation
   on investments............................................        (405,954)           374,780
                                                                  -----------        -----------
       NET (DECREASE)/INCREASE IN NET ASSETS RESULTING
        FROM OPERATIONS......................................        (380,924)           491,913
                                                                  -----------        -----------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income ................................         (19,723)            (3,199)
  From net realized gain from security transactions .........        (115,019)            (2,703)
                                                                  -----------        -----------
       TOTAL DISTRIBUTIONS TO SHAREHOLDERS...................        (134,742)            (5,902)
                                                                  -----------        -----------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
  Net (decrease) / increase in net assets derived from
   net change in outstanding shares (Class A) (a)............      (1,659,739)         3,569,855
                                                                  -----------        -----------
       TOTAL (DECREASE) / INCREASE IN NET ASSETS.............      (2,175,405)         4,055,866
                                                                  -----------        -----------

NET ASSETS
  Beginning of period .......................................       4,055,866                 --
                                                                  -----------        -----------
  END OF PERIOD .............................................     $ 1,880,461        $ 4,055,866
                                                                  ===========        ===========

(a) A summary of shares transactions is as follows:

                                             For the Year                  June 29, 1998*
                                                Ended                         through
                                             May 31, 2000                   May 31, 1999
                                       ------------------------      -------------------------
CLASS A                                Shares           Value         Shares           Value
-------                                ------           -----         ------           -----
Shares sold ........................   387,677      $ 3,931,608       410,458      $ 4,116,516
Shares issued in reinvestment
  of distributions .................    12,899          129,118           565            5,617
Shares redeemed ....................  (563,262)      (5,720,465)      (56,110)        (552,278)
                                      --------      -----------      --------      -----------
Net (decrease) / increase ..........  (162,686)     ($1,659,739)      354,913      $ 3,569,855
                                      ========      ===========      ========      ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                                   UNITY FUND


FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                   Year         June 29, 1998*
                                                                   Ended           through
                                                               May 31, 2000      May 31, 1999
                                                               ------------      ------------
Net asset value, beginning of period .......................      $ 11.43         $10.00
                                                                  -------         ------
Income from investment operations:
  Investment income ........................................         0.07           0.05
  Net realized and unrealized gain/(loss) on investments....        (1.25)          1.40
                                                                  -------         ------
         Total from investment operations...................        (1.18)          1.45
                                                                  -------         ------
Less distributions:
  From net investment income ...............................        (0.07)         (0.01)
  From net realized gain from security transactions.........        (0.40)         (0.01)
                                                                  -------         ------
         Total distributions................................        (0.47)         (0.02)
                                                                  -------         ------

Net asset value, end of period .............................      $  9.78         $11.43
                                                                  =======         ======

Total return (sales charge not included) ...................       (10.41%)        14.55%++

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ......................      $ 1,881         $4,056

Ratio of expenses to average net assets:
  Before expense reimbursement .............................         5.36%          6.24%+
  After expense reimbursement ..............................         2.10%          2.10%+

Ratio of net investment income to average net assets:
  After expense reimbursement...............................         0.43%          0.64%+

Portfolio turnover rate ....................................        43.05%         54.69%

*  Commencement of operations.
+  Annualized.
++ Not annualized.

See accompanying Notes to Financial Statements.

                                   UNITY FUND


NOTES TO FINANCIAL STATEMENTS AT MAY 31, 2000
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Unity Fund (the "Fund") (formerly Liberty Freedom Fund) is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on June 29, 1998. The Fund's primary investment objective is the growth of capital. Its secondary objective is to provide current income. The Fund uses a disciplined approach to select securities it believes are undervalued, reasonably priced and have prospects for continued consistent growth.

     Shares of beneficial interest of the Fund are currently divided into two classes, designated Class A Shares and Class I Shares. Each class represents an interest in the same portfolio. During the year ending May 31, 2000, Class I was inactive.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C. SECURITY TRANSACTIONS, DIVIDENDS AND DISTRIBUTIONS: Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. DEFERRED ORGANIZATION COSTS: The Fund has incurred expenses of $40,000 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     E. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported

                                   UNITY FUND


NOTES TO FINANCIAL STATEMENTS AT MAY 31, 2000
--------------------------------------------------------------------------------

          amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended May 31, 2000, Liberty Bank and Trust Company (the "Advisor") maintained overall responsibility for the Fund's assets and was responsible for monitoring the day-to-day activities of the Sub-Advisor, The Edgar Lomax Company. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.25% based upon the average daily net assets of the Fund. For the year ended May 31, 2000, The Edgar Lomax Company
(the "Sub-Advisor") provided the Fund with advice on buying and selling securities and managing the investments of the Fund. As compensation for its services, the Sub-Advisor is entitled to a monthly fee at the annual rate of 0.60% based upon the average daily net assets of the Fund.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's Class A shares to an annual operating expense of 2.10% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating expenses. For the year ended May 31, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $100,604; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $207,001 for the Fund at May 31, 2000.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

     Fund asset level                              Fee rate
     ----------------                              --------
     Less than $15 million                     $30,000
     $15 million to less than $50 million 0.20% of average daily net assets $50 million to less than $100 million 0.15% of average daily net assets $100 million to less than $150 million 0.10% of average daily net assets
     More than $150 million                    0.05% of average daily net assets

                                   UNITY FUND


NOTES TO FINANCIAL STATEMENTS AT MAY 31, 2000
--------------------------------------------------------------------------------

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor.

NOTE 4 - DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS

     The Trust has adopted a Distribution Plan (the "Distribution Plan") in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund's Class A Shares pay a fee to the Advisor, acting as Distribution Coordinator, at an annual rate of up to 0.50% of the average daily net assets of the Fund. The expenses which the Fund may pay include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Distribution Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred. The Distribution Plan allows excess distribution expenses to be carried forward for the following three fiscal years.

     The Trust has also adopted a Shareholder Servicing Plan (the "Servicing Plan") which provides that the Fund's Class A Shares pay a fee to the Advisor at an annual rate of up to 0.25% of the average daily net assets of the Fund, as compensation for providing, or arranging for others to provide, certain specified shareholders services to Class A shareholders. The Advisor will pay certain banks, trust companies, broker-dealers and other financial intermediaries (each a "Participating Organization") out of the fees the Advisor receives from the Fund under the Servicing Plan to the extent that these Participating Organizations perform shareholder servicing functions for Class A shares owned from time to time by customers of the Participating Organization.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended May 31, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $1,300,744 and $2,999,289, respectively.

                        REPORT OF INDEPENDENT ACCOUNTANTS

THE BOARD OF TRUSTEES AND SHAREHOLDERS
UNITY FUND

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Unity F und, series of Advisor Series Trust (the "Fund") at May 31, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at May 31, 2000 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements for the year ended May 31, 1999, were audited by other independent accountants whose report dated July 9, 1999 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP

New York, New York
August 18, 2000

                                     ADVISOR
                         Liberty Bank and Trust Company
                           6600 Plaza Drive, Suite 310
                              New Orleans, LA 70122

                                   SUB-ADVISOR
                             The Edgar Lomax Company
                         6564 Loisdale Court, Suite 310
                              Springfield, VA 22150

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                        4455 E. Camelback Rd., Ste. 261E
                                Phoenix, AZ 85018

                                    CUSTODIAN
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202

                                 TRANSFER AGENT
                          American Data Services, Inc.
                                  P.O. Box 5536
                            Hauppauge, NY 11788-0132
                                 (800) 385-7003

                                  LEGAL COUNSEL
                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                             San Francisco, CA 94104

                                     AUDITOR
                           PricewaterhouseCoopers, LLP
                           1177 Avenue of the Americas
                               New York, NY 10036